INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED FEBRUARY 18, 2025 TO THE
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2024, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Short Duration Bond ETF (ISDB)
(the “Fund”)
This Supplement supersedes certain information contained in the Supplement dated December 16, 2024 (the “December Supplement”).
As announced in the December Supplement, the Board of Trustees (the “Board”) of Invesco Actively Managed Exchange-Traded Fund Trust approved changing the Fund’s name to “Invesco Short Duration Total Return Bond ETF” and reducing the Fund’s annual unitary advisory fee. In connection with these changes, the Fund’s ticker symbol will also change to “GTOS.”
These changes were originally planned to take effect on February 20, 2025 (the “Original Effective Date”). However, they will now take effect on February 24, 2025 (the “New Effective Date”). Accordingly, all references to the Original Effective Date in the December Supplement are hereby replaced with the New Effective Date. All other information contained in the December Supplement is unchanged.
Please Retain This Supplement For Future Reference.
P-ISDB-SUMSTATSAI-SUP 021825